UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2025

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 14, 2025, Applied DNA Sciences, Inc. (the “Company”) reconvened its special  meeting of stockholders (the “Special Meeting”) which was originally held on January 23, 2025 and adjourned. At the Special Meeting, an aggregate of 16,020,694 shares of the Company’s common stock (“Common Stock”) were present  in person or by proxy and entitled to vote, which did not constitute a quorum determined in accordance with  the Company’s By-Laws, which requires one-third of the Company’s issued and outstanding shares of Common Stock. Accordingly, no action was taken with respect to the proposal presented at the Special Meeting, and the Special Meeting was adjourned for a second time until February 28, 2025, at 11:00 a.m. in order to permit additional solicitation of stockholders and to allow stockholders additional time to vote on the sole proposal under consideration at the Special Meeting.

As previously reported on its Form 8-K filed on October 31, 2024, the Company closed on such date a registered direct public offering and concurrent private placement (the “Offering”) of common stock, series C and D common stock purchase warrants (the “Series Warrants”) and placement agent warrants (“Placement Agent Warrants”, and, with the Series Warrants, the “Private Placement Warrants”). The Private Placement Warrants will only be exercisable upon receipt of such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (the “Warrant Stockholder Approval”). Further, pursuant to the terms of the Securities Purchase Agreement entered into in connection with the Offering, if the Company does not obtain Warrant Stockholder Approval at the Special Meeting, as adjourned, it will be obligated to call a subsequent stockholder meeting to seek to obtain Warrant Stockholder Approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2025	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer